SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Integrated Silicon Solution, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 4, 2005

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the “Annual Meeting”) of Integrated Silicon Solution, Inc., a Delaware corporation (the “Company”), will be held on Friday, February 4, 2005 at 3:00 p.m., local time, at the Silicon Valley Capital Club, Fairmont Plaza, 50 West San Fernando, 17th Floor, San Jose, California, for the following purposes:

1.	To elect six (6) directors to serve for the ensuing year and until their successors are duly elected and qualified.

2.	To approve an amendment to the Company’s 1993 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 800,000 shares to an aggregate of 3,650,000 shares.

3.	To approve an amendment to the Company’s 1995 Director Stock Option Plan to increase the number of shares available for issuance thereunder by 100,000 shares to an aggregate of 225,000 shares and to extend the termination date of the plan from February 2, 2005 to February 2, 2015.

4.	To ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the 2005 fiscal year.

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing matters are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on December 6, 2004 are entitled to vote at the Annual Meeting.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy. However, if your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

FOR THE BOARD OF DIRECTORS

/S/ GARY L. FISCHER
Gary L. Fischer
President, Chief Operating Officer and Chief Financial Officer

Santa Clara, California

January 4, 2005

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

INTEGRATED SILICON SOLUTION, INC.

2231 LAWSON LANE

SANTA CLARA, CALIFORNIA 95054-3311

(408) 969-6600

PROXY STATEMENT FOR 2005

ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy (“Proxy”) is solicited on behalf of the board of directors (the “Board of Directors”) of Integrated Silicon Solution, Inc. (the “Company”) for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Friday, February 4, 2005 at 3:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Silicon Valley Capital Club, Fairmont Plaza, 50 West San Fernando, 17th Floor, San Jose, California.

These proxy solicitation materials were mailed on or about January 4, 2005 to all stockholders of record at the close of business on December 6, 2004 (the “Record Date”). At the Record Date, 36,256,285 shares of the Company’s common stock, $.0001 par value per share, were issued and outstanding and no shares of the Company’s preferred stock, $.0001 par value per share, were issued and outstanding.

INFORMATION CONCERNING SOLICITATION AND VOTING

Your vote is important. Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Under Delaware law, stockholders may submit proxies electronically. Stockholders who hold their shares in a brokerage account may have the choice of voting over the Internet, by using a toll-free telephone number, or by completing a proxy card and mailing it in the postage-paid envelope provided. Please refer to the proxy card provided by your broker for details regarding the availability of electronic voting. Please also be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Revocability of Proxies

Any Proxy given pursuant to this solicitation may be revoked by the person giving such Proxy at any time before its use by delivering to the Secretary of the Company, at the address noted above, written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

The method by which you vote will in no way limit your right to vote at the meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to able to vote at the Annual Meeting.

Voting and Solicitation

Proxies properly executed, duly returned to the Company and not revoked, will be voted in accordance with the instructions contained in such proxy. Where no instructions are given, such proxies will be voted as the management of the Company may propose. If any matter not described in this proxy statement (the “Proxy Statement”) is properly presented for action at the meeting, the persons named in the enclosed proxy will have discretionary authority to vote according to their best judgment.

Each stockholder is entitled to one (1) vote for each share of common stock held by such stockholder on all matters presented at the Annual Meeting. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding as of the Record Date. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter. Abstentions will have the same effect as a vote against a proposal, except with respect to the election of directors. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on the proposals to be considered at the Annual Meeting.

Pursuant to regulations promulgated by the New York Stock Exchange (“NYSE”), brokers and other nominees that are NYSE member organizations are prohibited from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote on such matter. Therefore, for any of your shares held through a broker or other nominee that is a NYSE member organization, such shares will only be voted in favor of Proposal Two or Proposal Three if you have provided specific voting instructions to your broker or other nominee to vote your shares in favor of such proposals.

The cost of soliciting proxies will be borne by the Company. The Company may also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Certain of the Company’s directors, officers and employees, without additional compensation, may also solicit proxies personally or by telephone or telegram.

The Company will promptly deliver upon written request or oral request a separate copy of this proxy statement to any stockholder of a shared address to which a single copy of this document was delivered. If any stockholders of a shared address wish to receive a separate proxy statement, they may call the Company’s Corporate Secretary at (408) 969-6600 or write to Integrated Silicon Solution, Inc., 2231 Lawson Lane, Santa Clara, California 95054, Attention: Corporate Secretary. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize the Company to discontinue mailings of multiple proxy statements by calling or writing the Company’s Corporate Secretary. The Company also maintains a web site on the Internet at www.issi.com; the web site, and the information contained therein, is not a part of this Proxy Statement.

Record Date

Stockholders of record at the close of business on December 6, 2004 are entitled to notice of the Annual Meeting and to vote upon matters presented at the Annual Meeting.

Deadline for Receipt of Stockholder Proposals

Stockholders of the Company may submit proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be included in the Company’s proxy materials for the annual meeting of stockholders to be held in the year 2006, stockholder proposals must be received by the Secretary of the Company no later than September 6, 2005, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, the Company’s bylaws establish an advance notice procedure with regard to business brought before an annual meeting, including stockholder proposals not included in the Company’s proxy statement. For nominations or other business to be properly brought before the 2006 annual meeting by a stockholder, such stockholder must provide written notice delivered to the Secretary of the Company one hundred twenty (120) days prior to the anniversary of the mailing of this Proxy Statement (i.e., September 6, 2005), which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, for notice by the stockholder to be timely it must be received a reasonable time before the Company begins to print and mail its proxy materials.

The attached Proxy grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If such a stockholder fails to comply with the foregoing notice provisions, proxy holders will be allowed to use their discretionary voting authority should the stockholder proposal come before the 2006 annual meeting.

A copy of the full text of the bylaw provisions governing the notice requirements set forth above may be obtained by writing to the Secretary of the Company. All notices of proposals and nominations by stockholders should be sent to Integrated Silicon Solution, Inc., 2231 Lawson Lane, Santa Clara, California 95054, Attention: Corporate Secretary.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Nominees

A board of six (6) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the Proxies received by them for the Company’s six (6) nominees named below, all of whom are current directors of the Company. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies will be voted for the nominee designated by the present Board of Directors to fill the vacancy. It is not expected that any nominees will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting or until such director’s successor has been duly elected and qualified.

Vote Required; Recommendation of Board of Directors

The six (6) candidates receiving the highest number of “FOR” votes shall be elected to the Company’s Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED BELOW:

Name of Nominee	Age	Principal Occupation
Jimmy S. M. Lee	49	Chief Executive Officer and Chairman of the Board of Directors of the Company
Gary L. Fischer	53	President, Chief Operating Officer and Chief Financial Officer of the Company
Ping K. Ko	53	Chairman, Wearnes Semiconductor Co., Ltd.
Lip-Bu Tan	46	Chairman, Walden International
Hide L. Tanigami	54	President and Chief Executive Officer, Marubun USA Corporation
Bruce A. Wooley	62	Chairman, Department of Electrical Engineering, Stanford University

Except as set forth below, each nominee has been engaged in his principal occupation described above during the past five (5) years. There are no family relationships among any directors or executive officers of the Company.

Jimmy S.M. Lee has served as the Company’s Chairman, Chief Executive Officer and a director since he co-founded ISSI in October 1988. He also served as the Company’s President until May 2000. From 1985 to 1988, Mr. Lee was engineering manager at International CMOS Technology, a semiconductor company, and from 1983 to 1985, he was a design manager at Signetics Corporation, a semiconductor company. Previously, Mr. Lee was a project manager at Toshiba Semiconductor Corporation and a design engineer at National Semiconductor Corporation. Mr. Lee has served as a director of Integrated Circuit Solution, Inc. (“ICSI”), a memory supplier, since September 1990; as a director of Chrontel, a video optics company, since July 1995; as a director of NexFlash Technologies, a flash memory semiconductor company, since October 1998; as a director of GetSilicon, a semiconductor supply chain management software company since April 2000; as a director of Signia Technologies, a developer of wireless semiconductors, since July 2000; and as a director of E-CMOS, a peripheral interface device company, since September 2001. In addition, Mr. Lee served as a director of SMIC, a semiconductor foundry, from July 2000 until April 2004. Mr. Lee holds an M.S. degree in electrical engineering from Texas Tech University and a B.S. degree in electrical engineering from National Taiwan University.

Gary L. Fischer has been with the Company since June 1993 and has served as the Company’s President and Chief Operating Officer since April 2001, and as Chief Financial Officer since November 2002. He also served as the Company’s Executive Vice President and Chief Financial Officer from April 1995 to March 2001, and as Vice President and Chief Financial Officer from June 1993 to March 1995. From January 1989 to December 1992, Mr. Fischer was Chief Financial Officer of Synergy Semiconductor Corporation, a manufacturer of high performance SRAM and logic integrated circuits. From November 2001 to June 2003, he was a director of E-CMOS, a peripheral interface device company. Mr. Fischer has served as a director of ESST, a fabless semiconductor company, since August 2004. Mr. Fischer holds an M.B.A. degree from the University of Santa Clara and a B.A. degree from the University of California, Santa Barbara.

Ping K. Ko has served as one of the Company’s directors since July 2004. Since September 2003, Dr. Ko has been Executive Director of Wearnes Technology Pte. Ltd. and Chairman of Wearnes Semiconductor Co., Ltd., both of which are multinational electronics companies. From 2000 to 2003, he was chief strategy officer at Authosis, Inc., a venture capital company headquartered in Hong Kong. From 1993 to 2000, Dr. Ko was Dean of Engineering at Hong Kong University of Science and Technology (HKUST). From 1984 to 1993, he was on the faculty of the University of California, Berkeley and was vice chairman of the EECS department and director of the Berkeley Microfabrication Laboratory. He was a member of the technical staff at Bell Laboratories, a telecommunications company, from 1982 to 1983. Dr. Ko holds Ph.D. and MS degrees in electrical engineering and computer science from the University of California, Berkeley and a BS degree in physics from Hong Kong University.

Lip-Bu Tan has served as one of the Company’s directors since March 1990. Mr. Tan is the founder and Chairman of Walden International, a venture capital fund with over $1.5 billion under management. He has served as a director of Cadence Design Systems, an electronics design automation software company, since February 2004; Creative Technology, a computer entertainment products company, since May 1990; Centillium Communications, a broadband communications company, since May 1997; Sina Corporation, an online media company, since April 1999; Flextronics Corporation, an electronics manufacturing services company, since April 2003; Semiconductor Manufacturing International Corporation, a foundry in China, since January 2002; and Leadis Technology, a developer of mixed signal semiconductor company, since September 2002. Mr. Tan is also a member of the board of directors of numerous private companies. Mr. Tan holds an M.S. degree in nuclear engineering from the Massachusetts Institute of Technology, an M.B.A. from the University of San Francisco, and a B.S. degree in physics from Nanyang University, Singapore.

Hide L. Tanigami has served as one of the Company’s directors since December 1997. Mr. Tanigami has been the Chairman and Chief Executive Officer of Marubun/Arrow USA, LLC, an electronic components distribution company since August 2000. Since January 1996, he has also been President and Chief Executive Officer of Marubun USA Corporation, a semiconductor solutions company. From 1998 until 2000, Mr. Tanigami was the Chairman of Catalyst Semiconductor, a non-volatile programmable products semiconductor company. From October 1985 until March 1994, Mr. Tanigami was a co-founder and Vice President of Corporate Development at Catalyst Semiconductor. Mr. Tanigami currently serves as a member of the board of directors of the following public companies: Marubun Corporation, a semiconductor solutions company, and ICSI, a memory supplier. Mr. Tanigami also serves as a member of the board of directors of the following private companies: NexFlash Technologies, a flash memory semiconductor company; Ecrio, a software provider for voice and data services; and Unity Semiconductor Corporation. Mr. Tanigami holds an M.A. degree from San Francisco State University and a B.A. degree from Kansai University of Foreign Studies.

Bruce A. Wooley has served as one of the Company’s directors since September 2002. Since 1999, Dr. Wooley has been Chairman of the Department of Electrical Engineering at Stanford University. From 1993 to 1999, Dr. Wooley was Director of the Integrated Circuits Laboratory at Stanford University. He has been a Professor of Electrical Engineering at Stanford University since 1984 and was a member of the research staff at Bell Laboratories, a telecommunications company, from 1970 to 1984. Dr. Wooley has also served as a director of Chrontel, a semiconductor company specializing in TV-out integrated circuits for PC platforms, since 1989. Dr. Wooley holds Ph.D., M.S., and B.S. degrees in electrical engineering from the University of California, Berkeley.

Principal Share Ownership

Beneficial Owners

At the Record Date, 36,256,285 shares of the Company’s common stock, $.0001 par value per share, were issued and outstanding and no shares of the Company’s preferred stock, $.0001 par value per share, were issued and outstanding. As of the Record Date, the following entity was known by the Company to be the beneficial owner of more than 5% of the Company’s common stock:

	Beneficial Ownership
Name of 5% Beneficial Owner	Number of Shares	Percent of Total
State Street Research & Management Company (1) One Financial Center Boston, MA 02111-2690	2,759,400	7.6%

(1) Based on Schedule 13F filed with Nasdaq as of September 30, 2004.

Security Ownership of Management

The following table sets forth the beneficial ownership of the Company’s common stock as of the Record Date (i) by each director of the Company, (ii) by the Company’s Chief Executive Officer and the three (3) executive officers of the Company during fiscal 2004 (such officers are hereinafter collectively referred to as the “Named Executive Officers”), and (iii) by all current directors and Named Executive Officers as a group.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and is not necessarily indicative of beneficial ownership for any other purpose. The number and percentage of shares beneficially owned is computed on the basis of 36,256,285 shares of common stock outstanding as of the Record Date. Shares of common stock that a person has the right to acquire within sixty (60) days of the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.

	Beneficial Ownership
Name	Number of Shares	Percent of Total
Jimmy S.M. Lee (1)	648,497	1.8%
Gary L. Fischer (2)	290,108	*
Ching-Jen Hu (3)	235,250	*
Paul Jei-Zen Song (4)	188,079	*
Ping K. Ko (5)	5,000	*
Lip-Bu Tan (6)	82,990	*
Hide L. Tanigami (7)	19,792	*
Bruce A. Wooley (8)	12,792	*
All directors and executive officers as a group (8 persons) (9)	1,482,508	4.0%

*	Less than 1%

(1)	Includes 407,962 shares issuable upon exercise of options, 158,749 of which have not vested. Also includes 56,000 shares held by Mr. Lee as custodian for his minor children.
(2)	Includes 285,281 shares issuable upon exercise of options, 138,542 of which have not vested.
(3)	Includes 235,250 shares issuable upon exercise of options, 133,750 of which have not vested.
(4)	Includes 162,227 shares issuable upon exercise of options, 53,853 of which have not vested.
(5)	Includes 5,000 shares issuable upon exercise of options held by Mr. Ko that are exercisable within sixty (60) days of the Record Date.
(6)	Includes 30,625 shares issuable upon exercise of options held by Mr. Tan that are exercisable within sixty (60) days of the Record Date. Also includes 42,333 shares held by IVCIC. Mr. Tan is President of IVCIC and may be deemed to be a beneficial owner of the shares held by such entity.
(7)	Includes 19,792 shares issuable upon exercise of options.
(8)	Includes 4,792 shares issuable upon the exercise of options.
(9)	Includes 1,150,929 shares issuable upon the exercise of options that are exercisable within sixty (60) days of the Record Date. See notes 1 through 8 above.

Board of Directors Meetings and Committees

The Board of Directors held six (6) meetings during fiscal 2004. The Board consists of Messrs. Lee, Fischer, Ko, Tan, Tanigami, and Wooley. Mr. Ko joined the Board in July 2004 and filled the vacancy resulting from the resignation of Chun Win Wong. The Board of Directors has determined that each of Messrs. Ko, Tan, Tanigami, Wong and Wooley are “independent” as determined by the Nasdaq listing qualifications. The Board of Directors maintains four (4) standing committees: the Audit Committee, the Stock Committee, the Compensation Committee and the Nominating Committee.

Stockholders may communicate with members of the Board of Directors by mail addressed to an individual member of the Board, to the full Board, or to a particular committee of the Board, at the following address: 2231 Lawson Lane, Santa Clara, California, 95054.

Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during fiscal 2004 during such time as such person was a director and (ii) the total number of meetings held by all committees of the Board of Directors during fiscal 2004 during such time as such person was a director. All members of the Board of Directors attended the 2004 Annual Meeting. The Company’s policy is that board members are expected to attend each Annual Meeting.

The Audit Committee. From September 2003 until July 2004, the Audit Committee consisted of Messrs. Tan, Wong, and Wooley. Since July 2004, the Audit Committee has consisted of Messrs. Ko, Tan, and Wooley. The Audit Committee held six (6) meetings during fiscal 2004. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors; provides oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company’s financial reporting process and internal controls; provides the Board of Directors with the results of its monitoring and recommendations derived therefrom; and provides to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

The Board of Directors believes that each member of the Audit Committee is an “independent director” as that term is defined by the Nasdaq listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. The Board of Directors has determined that each of Mr. Ko and Mr. Tan is an audit committee financial expert, as defined by the Securities and Exchange Commission (the “SEC”) guidelines.

The Stock Committee. The Stock Committee consists of Messrs. Lee and Tan. The Stock Committee held seven (7) meetings during fiscal 2004. The Stock Committee has the authority to make routine stock option grants to non-executive officers of the Company.

The Compensation Committee. The Compensation Committee consists of Messrs. Tan and Tanigami. The Compensation Committee held three (3) meetings during fiscal 2004. The Compensation Committee makes recommendations to the Board of Directors regarding the Company’s executive compensation policies and executive stock option grants.

The Nominating Committee. From January 2004 until July 2004, the Nominating Committee consisted of Messrs. Tan, Wong, and Wooley. Since July 2004, the Nominating Committee has consisted of Messrs. Ko, Tan, and Wooley, who are each deemed to be an “independent director” as that term is defined by the Nasdaq listing standards. The Board of Directors created the Nominating Committee in January 2004. The full text of the Nominating Committee Charter is published on the Company’s website at www.issi.com. The Nominating Committee held one meeting in fiscal 2004. The Nominating Committee recommends nominees for election as directors to the Board of Directors. All members of the Nominating Committee are non-employee directors.

When considering a potential director candidate, the Nominating Committee looks for demonstrated character, judgment, relevant business, functional and industry experience, and a high degree of acumen. The Nominating Committee’s process for identifying and evaluating nominees typically involves a series of internal discussions, review of information concerning candidates, and interviews with selected candidates. In general, candidates for nomination to the Board are suggested by directors or by employees. There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder. The Company does not pay any third party to identify or assist in identifying or evaluating potential nominees.

The Nominating Committee will consider suggestions from stockholders regarding possible director candidates for election in 2006. Such suggestions, together with appropriate biographical information, should be submitted to the Company’s Corporate Secretary. See “Deadline for Receipt of Stockholder Proposals” for details regarding the procedures and timing for the submission of such suggestions. Each director nominated in this Proxy was recommended for election by the Nominating Committee and by the Board of Directors. The Board of Directors did not receive any notice of a Board of Directors nominee recommendation in connection with this Proxy Statement from any security holder.

Compensation of Directors

Non-employee directors receive a yearly retainer of $10,000 and $2,000 for attendance at each Board of Directors meeting and are reimbursed for all reasonable expenses incurred by them in attending Board of Directors and Committee meetings. In addition, each non-employee director is eligible to participate in the Company’s 1995 Director Stock Option Plan (the “Director Plan”). Under the Director Plan, each non-employee director is automatically granted a nonstatutory option to purchase 10,000 shares of common stock on the date on which such person first becomes a non-employee director. In addition, each director who has been a non-employee director for at least six (6) months will automatically receive a nonstatutory option to purchase 2,500 shares of common stock upon such director’s annual reelection to the Board of Directors by the stockholders. Options granted under the Director Plan have a term of ten (10) years unless terminated sooner upon the termination of the optionee’s status as a director or otherwise pursuant to the Director Plan. The exercise price of each option granted under the Director Plan is equal to the fair market value of the common stock on the date of grant. Options granted under the Director Plan are subject to cumulative monthly vesting over a twelve (12) month period commencing at the date of grant.

The employee directors, Mr. Lee and Mr. Fischer, receive no separate compensation to serve as directors of the Company. On February 27, 2004, Mr. Tan, Mr. Tanigami, Mr. Wong, and Mr. Wooley were each granted an option under the Director Plan to purchase 2,500 shares of common stock at an exercise price of $16.08 per share. On July 13, 2004, Mr. Ko was granted an option under the Director Plan to purchase 10,000 shares of common stock at an exercise price of $9.39 per share upon joining the Board of Directors. The options expire upon the earlier of ten (10) years from the date of grant unless terminated sooner upon termination of the optionee’s status as a director.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors currently consists of Messrs. Tan and Tanigami, neither of whom has been or is an officer or an employee of the Company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Report of the Audit Committee*

The Audit Committee of the Board of Directors has furnished the following report:

The Board of Directors has adopted a written charter for the Audit Committee (the “Audit Committee Charter”). The Board of Directors has determined that each member of the Audit Committee is “independent,” as defined in the listing standards of Nasdaq.

The Company’s management is responsible for preparing financial statements and the Company’s independent auditors are responsible for auditing the financial statements. The activities of the Audit Committee are in no way designed to supersede or alter those traditional responsibilities. The Audit Committee’s role does not provide any special assurances with regard to the Company’s financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors.

The Audit Committee has reviewed and discussed the audited financial statements for fiscal 2004 with the Company’s management.

The Audit Committee has discussed with the independent auditors, Ernst & Young LLP, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees.

The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, has considered the compatibility of receiving non-audit services from the independent auditors with maintaining the independent auditors’ independence, and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2004.

Audit Committee of the Board of Directors

Ping Ko

Lip-Bu Tan

Bruce A. Wooley

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Report of the Compensation Committee of the Board of Directors†

The members of the Compensation Committee of the Board of Directors are Messrs. Tan and Tanigami. All such members are non-employee directors. The Compensation Committee reviews compensation levels of the Company’s executive officers and recommends to the Board of Directors for approval the salaries and other compensation paid to such executives.

Compensation Philosophy. The Company’s executive pay programs are designed to attract and retain executives who will contribute to the Company’s long-term success, to reward executives for achieving both short and long-term strategic Company goals, to link executive and stockholder interests through equity based plans, and to provide a compensation package that recognizes individual contributions and Company performance. A meaningful portion of each executive’s total compensation is intended to be variable and to relate to and be contingent upon Company performance and upon individual performance. The Company’s compensation philosophy is that cash compensation must be competitive with other semiconductor companies of comparable size in order to help motivate and retain existing staff and provide a strong incentive to achieve specific Company goals. The Company believes that the use of stock options as a long-term incentive links the interests of the employees to that of the stockholders and motivates key employees to remain with the Company to contribute to the Company’s long-term success.

Components of Executive Compensation. The three key components of the Company’s executive officer compensation program in fiscal 2004 were base salary, bonus, and long-term incentives, represented by the Company’s stock option program. Base salary is set for each executive commensurate with that person’s level of responsibility, within the parameters of companies of comparable size within the semiconductor industry, and existing industry conditions. The Company’s executives received salary reductions in fiscal 2002, and these continued in fiscal 2003 and in fiscal 2004. Without salary reductions, Mr. Lee’s base salary for fiscal 2004 was $300,000, Mr. Fischer’s base salary was $240,000, Mr. Hu’s base salary was $180,000, and Mr. Song’s base salary was $195,000. Including salary reductions, Mr. Lee’s actual pay for fiscal 2004 was $231,058, Mr. Fischer’s actual pay for fiscal 2004 was $225,656, Mr. Hu’s actual pay for fiscal 2004 was $124,960, and Mr. Song’s actual pay for fiscal 2004 was $184,453. For fiscal 2004, none of the Company’s executive officers received a salary increase. The Company’s executive officers were paid cash bonuses of from $30,000 to $118,310 in fiscal 2004.

Stock options are generally granted when an executive joins the Company, and additional options may be granted from time-to-time thereafter. The options granted to each executive generally vest over a four (4) year period. In addition to receiving stock option grants, executives are also eligible to participate in the Company’s employee stock purchase plan.

Other elements of executive compensation include participation in the Company’s 401(k) plan, Company-wide medical and dental benefits and a non-qualified deferred compensation program. The Company does not match contributions under the 401(k) plan at this time.

Mr. Lee receives no additional material compensation or benefits not provided to all executives. Mr. Lee’s total compensation consists of base salary, bonus and employee stock options. In determining Mr. Lee’s compensation, the Committee evaluates:

•	corporate performance, principally revenue and operating profit goals;

•	his individual performance;

†	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

•	compensation paid to other executive officers of the Company; and

•	compensation paid to chief executive officers of comparable companies.

For fiscal 2004, none of the Company’s executive officers, including Mr. Lee, received a salary increase. Mr. Lee did receive a cash bonus in the amount of $118,310.

The Compensation Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Section”). The Section disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance based. Since the cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Compensation Committee believes that any options granted under the Company’s stock option plan would meet the requirements of being performance based, the Compensation Committee believes that the Section will not reduce the tax deduction available to the Company. The Company’s policy is to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax laws. However, the Compensation Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company’s success. Consequently, the Compensation Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

Compensation Committee of the Board of Directors

Lip-Bu Tan

Hide Tanigami

PROPOSAL TWO:

APPROVAL OF AMENDMENT TO 1993 EMPLOYEE STOCK PURCHASE PLAN

The Company is asking its stockholders to approve a proposed amendment to the Company’s 1993 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of common stock reserved for issuance thereunder by 800,000 shares, bringing the total number of shares issuable under the ESPP to 3,650,000. In October 2004, the Board of Directors approved the addition of shares to the ESPP, subject to approval by the stockholders.

As of the Record Date, 769,692 shares were available for future issuance under the ESPP. The Board of Directors believes that the number of shares of common stock that remain available for future issuance will be insufficient to achieve the purposes of the ESPP over the term of the plan unless the additional shares are authorized and approved by the stockholders. The Board also believes that the addition of shares will enable the Company to continue to attract and retain key personnel.

The following summary of the principal terms of the ESPP is qualified in its entirety by reference to the full text of the plan which is attached hereto as Appendix A.

General. The ESPP was adopted by the Board of Directors in March 1993 and was activated in February 1995 in connection with the Company’s initial public offering. A total of 1,950,000 shares of common stock were originally reserved for issuance under the ESPP. In September 2001, the Board of Directors approved an amendment to the ESPP, subject to stockholder approval, to increase the shares reserved for issuance thereunder by 300,000 shares, bringing the total number of shares issuable under the ESPP to 2,250,000 shares. In October 2003, the Board of Directors approved an amendment to the ESPP, subject to stockholder approval, to increase the number of shares reserved for issuance thereunder by 600,000 shares to an aggregate of 2,850,000 shares and to extend the termination date of the plan from February 2, 2005 to February 2, 2015.

The ESPP has consecutive and overlapping twenty-four (24) month offering periods that begin every six (6) months (the “Offering Periods”). Each twenty-four (24) month Offering Period includes four six (6) month purchase periods (each a “Purchase Period”), during which employee payroll deductions are accumulated and, at the end of which, shares of common stock are purchased with a participant’s accumulated payroll deductions (the “Exercise Date”). Eligible employees will have the opportunity to purchase Company common stock through accumulated payroll deductions at a purchase price of not less than 85% of the lesser of the fair market value on either (i) the first day of a designated Offering Period or (ii) the last day of the Purchase Period. The final trading price per share of Company common stock on December 6, 2004 was $8.38.

Purpose. The purpose of the ESPP is to provide employees with an opportunity to purchase common stock of the Company through accumulated payroll deductions. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code.

Administration. The ESPP may be administered by the Board of Directors or a committee appointed by the Board of Directors (the “Administrator”). All questions of interpretation or application of the ESPP are determined by the Board of Directors or its appointed committee, and its decisions are final, conclusive and binding upon all participants.

Eligibility. Each Employee of the Company (including officers), who works at least twenty (20) hours per week and more than five (5) months in any calendar year, is eligible to participate in the ESPP if so employed on the first day of an Offering Period; provided, however, that no employee shall be granted an option under the ESPP (i) to the extent that, immediately after the grant, such employee would own 5% of either the voting power or value of the stock of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year. Eligible Employees become participants in the ESPP by filing with the Company a subscription agreement authorizing payroll deductions prior to the first day of each Offering Period unless a different time for filing the subscription agreement has been set by the Board of Directors. As of December 6, 2004, approximately 300 of the Company’s employees are eligible to participate in the ESPP.

Participation in an Offering; Payroll Deductions. As discussed above, the ESPP has consecutive and overlapping Offering Periods of approximately twenty-four (24) months that begin every six (6) months. Each twenty-four (24) month Offering Period includes four Purchase Periods of approximately six (6) months each, during which payroll deductions are accumulated and, at the end of which, shares of common stock are purchased with a participant’s accumulated payroll deductions. The Board of Directors has the power to change the duration of future Offering Periods, if such change is made at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

To participate in the ESPP, an eligible Employee must authorize payroll deductions pursuant to the ESPP. Such payroll deductions may not exceed 10% of a participant’s compensation during the Offering Period. Compensation is defined as base straight time gross earnings and commissions, but exclusive of overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation. During an Offering Period, a participant may discontinue his or her participation in the ESPP, and may decrease or increase the rate of payroll deductions in an Offering Period within limits set by the Administrator. In such event, the payroll deductions credited to the participant’s account will be returned to him or her, without interest.

Once an Employee becomes a participant in the ESPP, the Employee will automatically participate in each successive Offering Period until such time as the Employee withdraws from the ESPP or the Employee’s employment with the Company terminates. At the beginning of each Offering Period, each participant is automatically granted an option to purchase shares of the Company’s common stock. The options are automatically exercised at the end of each Purchase Period to the extent of the payroll deductions accumulated during such Purchase Period, unless the participant withdraws or terminates employment earlier. The option expires at the end of the Offering Period, the participant’s withdrawal from the ESPP or upon termination of employment, whichever is earlier. In no event shall a participant be permitted to purchase during any Purchase Period more than a number of shares determined by dividing $12,500 by the Fair Market Value of a share of the Company’s common stock on the first day of the Offering Period, subject to exceptions and limitations stated in the ESPP; provided, however, if there is only one Purchase Period in a calendar year, a participant is permitted to purchase during any Purchase Period more than a number of shares determined by dividing $25,000 by the Fair Market Value of a share of the Company’s common stock on the first day of the Offering Period.

Purchase Price, Shares Purchased. Shares of common stock may be purchased under the ESPP at a Purchase Price equal to 85% of the lesser of the Fair Market Value of the common stock on (i) the first day of the Offering Period or (ii) the last day of the Purchase Period. The Fair Market Value of the common stock on any relevant date generally will be the closing price per share as reported on the Nasdaq National Market (or the mean of the closing bid and asked prices, if no sales were reported) as quoted on such exchange or reported in The Wall Street Journal. The number of shares of common stock a participant purchases in each Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation prior to the last day of the Purchase Period by the Purchase Price, subject to the limitations described above.

Termination of Employment. If a participant’s employment terminates for any reason, including disability or death, or the participant fails to remain in the continuous scheduled employ of the Company for at least twenty (20) hours per week, he or she will be deemed to have withdrawn from the ESPP. As a result, his or her participation in the ESPP ceases immediately. In such event, the payroll deductions credited to the participant’s account will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the ESPP, without interest.

Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares reserved under the ESPP as well as the price per share of common stock covered by each option under the ESPP that has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive.

Adjustments Upon Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors.

Adjustments Upon Merger or Asset Sale. In the event of the sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the ESPP shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation refuses to assume or substitute for the options, the Board of Directors shall shorten any Purchase Periods and Offering Periods then in progress by setting a new Exercise Date (the “New Exercise Date”) and any Offering Periods shall end on the New Exercise Date. The New Exercise Date shall be prior to the merger, consolidation or asset sale. If the Board of Directors shortens any Purchase Periods and Offering Periods then in progress, each participant shall be notified in writing at least ten (10) business days prior to the New Exercise Date, that the Exercise Date has been changed to the New Exercise Date and that all options will be exercised automatically on the New Exercise Date, unless the participant withdraws from the Offering Period prior to the New Exercise Date.

Amendment and Termination of the Plan. The Board of Directors may at any time terminate or amend the ESPP. Generally, no such termination can affect options previously granted, except that the Board of Directors may terminate an Offering Period on any Exercise Date if the Board of Directors determines that termination of the ESPP is in the best interests of the Company and its stockholders. No amendment shall be effective, including

(a) increases in the number of shares issuable under the ESPP, (b) alterations to the purchase price formula so as to reduce the purchase price, or (c) modifications to the requirements for eligibility to participate in the ESPP, unless it is approved by the holders of a majority of the votes cast at a duly held stockholders’ meeting, if such amendment would require stockholder approval in order to comply with Section 423 of the Code. Currently, the ESPP is set to terminate on February 2, 2015, unless terminated earlier by the Administrator.

Withdrawal. Generally, a participant may withdraw from an Offering Period at any time by written notice without affecting his or her eligibility to participate in future Offering Periods. However, once a participant withdraws from a particular Offering Period, that participant may not participate again in the same Offering Period. Upon a withdrawal from an Offering Period, the payroll deductions credited to the participant’s account will be returned to him or her or, without interest. To participate in a subsequent Offering Period, the participant must deliver to the Company a new subscription agreement.

Federal Tax Information for ESPP. The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the ESPP. This summary is not exhaustive and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period for the shares. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the Offering Period, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the Offering Period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period for the shares. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

ESPP Benefits. The Company is unable to predict the amount of benefits that will be received by or allocated to any particular participant under the ESPP. The following table sets forth the dollar amount and the number of shares purchased under the ESPP during the last fiscal year to (i) each of the Company’s Named Executive Officers, (ii) all executive officers as a group, (iii) all non-employee directors as a group and (iv) all employees other than executive officers as a group.

ESPP BENEFITS TABLE

Name	Number of Shares	Value of Shares Purchased (1)
Jimmy S.M. Lee	8,967	$106,603
Gary L. Fischer	8,991	107,975
Ching-Jen Hu	1,115	9,388
Paul Jei-Zen Song	4,955	55,749
All executive officers as a group (4 persons)	24,028	279,715
All non-employee directors as a group (4 persons)	—	—
All employees other than executive officers as a group	380,801	4,670,064

(1)

The dollar value of shares purchased under the ESPP was computed by multiplying the number of shares purchased times the market price of the common stock on the purchase date. In accordance with the terms of the ESPP, the shares of common stock were purchased at a price equal to 85% of the lesser of the fair market value of the common stock on the first day of the Offering Period or the last day of the Purchase Period.

The Company’s executive officers have an interest in this proposal as they may purchase shares under the ESPP.

Vote Required; Recommendation of Board of Directors

The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to approve the amendment to the 1993 Employee Stock Purchase Plan.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE APPROVAL OF THE AMENDMENT TO THE 1993 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL THREE:

APPROVAL OF AMENDMENT TO 1995 DIRECTOR STOCK OPTION PLAN

The Company’s Board of Directors and stockholders have previously adopted and approved the Company’s Director Plan. A total of 125,000 shares of Common Stock are presently reserved for issuance under the Director Plan. On October 22, 2004, the Board of Directors approved an amendment to the Director Plan, subject to stockholder approval, to (i) increase the shares reserved for issuance thereunder by 100,000 shares, bringing the total number of shares issuable under the Director Plan to 225,000 shares and (ii) extend the termination date of the plan from February 2, 2005 to February 2, 2015. As of December 6, 2004, 40,000 shares were available for future issuance under the Director Plan.

The Board believes that the amendment will enable the Company to attract and retain the best available personnel to serve as outside directors of the Company.

The following summary of the principal terms of the Director Plan is qualified in its entirety by reference to the full text of the plan which is attached hereto as Appendix B.

Purpose. The purpose of the Director Plan is to attract and retain the best available personnel for service on the Company’s behalf as non-employee directors (outside directors), to provide additional incentives for such directors to serve as directors and to encourage their continued service on the Company’s Board of Directors.

Administration. The Director Plan provides for grants of options to be made in two ways:

(a) Each outside director is automatically granted an option to purchase 10,000 shares, referred to as the “First Option,” on the date on which such person first becomes an outside director, whether through election by the Company’s stockholders or appointment by the Board of Directors, provided, however, that an outside director who ceases to be an employee but who remains a director will not receive a First Option; and

(b) Each outside director is automatically granted an option to purchase 2,500 shares, referred to as the “Subsequent Option” on the date on which such person is re-elected by the Company’s stockholders as an outside director if on such dates he or she shall have served on the Company’s Board of Directors for at least the preceding six (6) months.

Eligibility. Only outside directors are eligible to receive stock options under the Director Plan. Currently, the Company’s Board of Directors consists of six (6) directors of whom four (4) are outside directors.

Plan Benefits. Because options granted under the Director Plan will depend on the fair market value of the Company’s common stock at various future dates, it is not possible to determine with precision the benefits that will be received by current outside directors if the amendment to the Director Plan is approved by stockholders. In the fiscal year ended September 30, 2004, options to purchase an aggregate of 20,000 shares of the Company’s common stock were granted to outside directors. The closing price of our common stock on December 6, 2004 was $8.38.

Terms and Conditions of Options. All options granted under the Director Plan are nonstatutory stock options. Each option is evidenced by a written option agreement, in a form approved by the Company’s Board of Directors, between the Company and the relevant outside director, and is subject to the following additional terms and conditions:

Exercise Price. The exercise price of the options granted under the Director Plan is 100% of the fair market value per share of the Company’s common stock on the date of grant.

Exercise of Option. The options granted under the Director Plan will vest monthly over one (1) year from the date of grant. The means of payment for shares issued upon exercise of an option is specified in each option agreement. An option may be exercised in whole or in part when written notice of such exercise has been given to the Company in accordance with the terms of the option by the person entitled to exercise the option, accompanied by payment in full for the number of shares for which such option is being exercised.

Forms of Consideration. The Company receives no consideration for granting options under the Director Plan. The Director Plan permits payment to be made by cash, check, promissory note, other shares of the Company’s common stock (with some restrictions), cashless exercises or any combination of these alternatives to extent permitted under applicable laws.

Term of Option. The term of any option shall be ten (10) years from the date of grant. No option may be exercised after the expiration of its term.

Termination of Directorship. Options granted under the Director Plan may be exercised only while the holder thereof is a director, within 3 months after the date such holder ceases to be a director, or within 12 months after the date such holder ceases to be a director due to such holder’s death or total and permanent disability.

Nontransferability of Options. Options granted under the Director Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the outside director’s lifetime only by the outside director.

Adjustments Upon Changes in Capitalization, Dissolution, Merger or Change-In-Control. In the event that any change is made to the Company’s common stock by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the Director Plan, the number and class of shares of stock subject to any outstanding option, the exercise price of any such outstanding option and the number of shares that may be subsequently issued pursuant to First and Subsequent Options.

In the event of the Company’s proposed liquidation or dissolution, any unexercised options will terminate prior to such action.

In the event that the Company is acquired pursuant to a merger or a sale of substantially all of its assets, each outstanding option shall become fully vested and exercisable, including as to shares as which it would not otherwise be exercisable. If an option becomes fully vested and exercisable in the event of a merger or sale of assets, the Company’s Board of Directors shall notify the holder of such outstanding option that the option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the option shall terminate upon the expiration of such thirty (30) day period.

Amendment and Termination of the Director Plan. The Board of Directors may amend, alter, suspend or terminate the Director Plan, or any part thereof, at any time or for any reason, but any such action shall not adversely affect any option then outstanding under the Director Plan without the consent of the holder thereof. To the extent necessary and desirable to comply with Rule 16b-3 under the 1934 Securities Exchange Act, as amended (or any other applicable law or regulation), the Company shall obtain stockholder approval of any amendment to the Director Plan in such a manner and to such a degree as required. Currently, the Director Plan will terminate on February 2, 2005. However, if the proposed amendment to extend the termination date for the Director Plan (as described in Proposal Three in this Proxy Statement) is approved by the Company’s stockholders at the Annual Meeting, the Director Plan will terminate on February 2, 2015.

Federal Income Tax Consequences. The following discussion summarizes certain U.S. federal income tax considerations for outside directors receiving options under the Director Plan and certain tax effects for the Company, based upon the provisions of the Internal Revenue Code of 1986, as amended, as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service. However, the summary is not intended to be a complete discussion of all the federal income tax consequences of these plans:

Nonstatutory Stock Options. Options granted under the Director Plan do not qualify as incentive stock options under Section 422 of the Code. An outside director does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the non-employee director recognizes taxable income generally measured by the excess of the fair market value on the date of exercise for the shares exercised over the exercise price.

The Company is entitled to a deduction in the same amount as the ordinary income recognized by the outside director. Upon a disposition of such shares by the outside director, any difference between the sale price and the relevant option’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on how long after exercise the shares are sold. Net capital gains on shares held more than 12 (twelve) months may be taxed at a maximum federal rate of 15%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

The Company’s outside directors have an interest in this proposal as they may receive options under the Director Plan.

Vote Required; Recommendation of Board of Directors

The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to approve the amendment to the 1995 Director Stock Option Plan.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE APPROVAL OF THE AMENDMENT TO THE 1995 DIRECTOR STOCK OPTION PLAN.

PROPOSAL FOUR:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the 2005 fiscal year. This nomination is being presented to the stockholders for ratification at the meeting. Ernst & Young LLP has audited the Company’s financial statements since 1990. A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

Fees Paid to Ernst & Young LLP

The following table shows the fees that the Company paid or accrued for the audit and other services provided by Ernst & Young LLP for fiscal years 2004 and 2003.

Fee Category	Fiscal 2004	Fiscal 2003
Audit Fees	$749,534	$364,800
Audit-Related Fees	—	—
Tax Fees	41,579	77,785
All Other Fees	1,067	1,053

Total	$792,180	$443,638

Audit Fees. This category includes the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-Q quarterly reports, and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by non-U.S. jurisdictions and the preparation of an annual “management letter” on internal control matters.

Audit-Related Fees. This category consists of assurance and related services provided by Ernst & Young that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees”. There were no services provided under this category for fiscal years 2004 and 2003.

Tax Fees. This category consists of professional services rendered by Ernst & Young, primarily in connection with the Company’s tax compliance activities, including the preparation of tax returns in certain overseas jurisdictions and technical tax advice related to the preparation of tax returns.

All Other Fees. This category consists of fees for other corporate services.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis. The independent auditors are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with such pre-approval. The Audit Committee may also delegate pre-approval authority to one of its members. Such member(s) must report any decisions to the Audit Committee at the next scheduled meeting.

During 2004, the Audit Committee approved in advance all audit and non-audit services to be provided by Ernst & Young.

Vote Required; Recommendation of Board of Directors

The affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting is required to ratify the selection of the Audit Committee. If the stockholders reject the nomination, the Audit Committee will reconsider its selection.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE 2005 FISCAL YEAR.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes the Company’s equity compensation plans as of September 30, 2004:

	Equity Compensation Plan Information		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)
Equity compensation plans approved by security holders	1,152,000	$7.83	1,521,000	(1)
Equity compensation plans not approved by security holders(2)	4,133,000	$7.84	3,483,000

Total	5,285,000	$7.84	5,004,000

(1)	The number of shares includes 770,000 shares of common stock reserved for future issuance under the Company’s 1995 Employee Stock Purchase Plan. This plan was approved by stockholders effective February 1995 and was amended by the stockholders on February 6, 2002 and on February 27, 2004.
(2)	The number of shares does not include outstanding options to purchase 30,000 shares of the Company’s common stock that were assumed in connection with the Company’s acquisition of Purple Ray. At September 30, 2004, these assumed options had a weighted average exercise price of $2.75. There are no shares available for future issuance under the Purple Ray plan and, in the event that any such outstanding option that was assumed is not exercised, no further options to purchase shares of the Company’s common stock will be issued in place of such unexercised option.

Equity compensation plan not approved by security holders.

At September 30, 2004, the Company’s 1996 Stock Option Plan was not approved by the Company’s stockholders. On October 18, 1996, the Company’s Board of Directors approved the 1996 Stock Option Plan that provides for the grant of non-statutory stock options to non-executive employees and consultants. At September 30, 2004, options to purchase 3,483,000 shares of the Company’s common stock remained available for future issuance under this plan and options to purchase 4,133,000 shares of the Company’s common stock were outstanding with a weighted average exercise price of $7.84 and grant prices ranging from $2.35 to $18.56. Under the terms of the plan, the exercise price and exercise period of stock option grants is determined by the Board of Directors on the date of grant. Generally, the stock options vest ratably over a four (4) year period. The options expire upon the earlier of ten (10) years from the date of grant or thirty (30) days following termination of employment or consultancy, unless specified otherwise in the option agreement. In the event of certain changes in control of the Company, the 1996 Stock Option Plan requires that each outstanding option be assumed or an equivalent option substituted by the successor corporation. However, if such successor refuses to assume the then outstanding options, the 1996 Stock Option Plan provides for the full acceleration of the exercisability of all outstanding options.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth all compensation received for services rendered to the Company and the Company’s subsidiaries in all capacities during the last three (3) fiscal years by (i) the Company’s Chief Executive Officer and (ii) the Company’s three (3) other Named Executive Officers:

Summary Compensation Table

	Annual Compensation (1)					Long Term Compensation Awards Options
Name and Principal Position	Fiscal Year	Salary	Bonus (2)	Other Annual Compensation
Jimmy S.M. Lee Chief Executive Officer	2004 2003 2002	$231,057 150,000 194,712	$118,310 — —	$	— — —	50,000 50,000 97,212

Gary L. Fischer President, Chief Operating Officer and Chief Financial Officer	2004 2003 2002	225,656 185,538 174,159	91,655 — —		— — —	45,000 50,000 61,262

Ching-Jen Hu (3) Executive Vice President, ISSI and President, ISSI-Asia	2004	124,960	30,000		—	60,000

Paul Jei-Zen Song Senior Vice President Engineering	2004 2003 2002	184,453 145,673 151,356	25,000 — —		— — —	25,000 20,000 38,875

(1)	Excludes perquisites and other personal benefits that for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for such officer.
(2)	Includes incentive awards earned for performance in the fiscal year noted even though such amounts are payable in subsequent years. Excludes incentive awards paid in the fiscal year noted but earned in prior years.
(3)	Mr. Hu first became an executive officer of the Company in December 2003.

Option Grants in Fiscal Year 2004

The following table sets forth information concerning grants of stock options to each of the Named Executive Officers during the fiscal year ended September 30, 2004.

	Individual Grants (1)				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
Name	Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per Share	Expiration Date	5%	10%
Jimmy S.M. Lee	50,000	4.9%	$9.80	10/01/13	$308,158	$780,934
Gary L. Fischer	45,000	4.5%	$9.80	10/01/13	$277,343	$702,840
Ching-Jen Hu	60,000	5.9%	$16.67	4/19/14	$629,020	$1,594,061
Paul Jei-Zen Song	25,000	2.5%	$9.80	10/01/13	$154,079	$390,467

(1)	Each of these options was granted pursuant to the Company’s 1998 Stock Plan and is subject to the terms of such plan. These options were granted at an exercise price equal to the fair market value of the Company’s common stock on the date of grant of such options and, as long as the optionee maintains continuous employment with the Company, generally vest over a four (4) year period at the rate of one-fourth (1/4) of the shares on the first anniversary of the date of grant and one-forty-eighth (1/48) of the shares per month thereafter.

(2)	In accordance with SEC rules, shown are the hypothetical gains or “option spreads” that would exist for the respective options. These gains are based on assumed rates of annual compounded stock price appreciation of 5% and 10% from the date the option was granted over the full option term. The 5% and 10% assumed rates of appreciation are mandated by SEC rules and do not represent the Company’s estimate or projection of future increases in the price of its common stock.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth certain information concerning options exercised by the Named Executive Officers in fiscal 2004, and exercisable and unexercisable stock options held by each of the Named Executive Officers as of September 30, 2004.

Name	Shares Acquired on Exercise	Value Realized	Fiscal Year-End Option Values
			Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In- the-Money Options at Fiscal Year End(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jimmy S.M. Lee (2)	56,959	$613,746	317,962	—	$408,557	$—
Gary L. Fischer (3)	100,637	$996,752	220,281	—	136,512	—
Ching-Jen Hu (4)	—	$—	185,250	—	277,063	—
Paul Jei-Zen Song (5)	35,897	$485,431	142,227	—	210,779	—

(1)	The value of an “in the money” option represents the difference between the exercise price of such option and the fair market value of the Company’s common stock at September 30, 2004, multiplied by the total number of shares subject to the option.
(2)	Includes 89,062 shares issuable upon the exercise of options which had not vested as of September 30, 2004. The value of the in-the-money unvested options at fiscal year-end was $114,412.
(3)	Includes 95,416 shares issuable upon the exercise of options which had not vested as of September 30, 2004. The value of the in-the-money unvested options at fiscal year-end was $113,003.
(4)	Includes 105,000 shares issuable upon the exercise of options which had not vested as of September 30, 2004. The value of the in-the-money unvested options at fiscal year-end was $123,687.
(5)	Includes 43,687 shares issuable upon the exercise of options which had not vested as of September 30, 2004. The value of the in-the-money unvested options at fiscal year-end was $56,853.

COMPARISON OF TOTAL CUMULATIVE STOCKHOLDER RETURN

The following graph sets forth the Company’s total cumulative stockholder return compared to the Standard & Poor’s 500 Index and the Philadelphia Semiconductor Index for the period September 30, 1999 through September 30, 2004. Total stockholder return assumes $100 invested at the beginning of the period in the common stock of the Company, the stocks represented in the Standard & Poor’s 500 Index and the stocks represented in the Philadelphia Semiconductor Index (“SOX”), respectively. Total return also assumes reinvestment of dividends; the Company has paid no dividends on its common stock.

Historical stock price performance should not be relied upon as indicative of future stock price performance.

Indexed Stock Price Comparison

September 30, 1999 to September 30, 2004

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on its review of copies of filings under Section 16(a) of the Securities Exchange Act of 1934, as amended, received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2004, all Section 16 filing requirements were met, except that Mr. Ko, a director of the Company, filed a late Form 3 and one late Form 4 with respect to one transaction, and Mr. Tan, a director of the Company, filed one late Form 4 with respect to one transaction.

CERTAIN TRANSACTIONS

For the year ended September 30, 2004, the Company sold and licensed approximately $2,053,000 of memory products to ICSI. The Company currently has approximately a 29% ownership interest in ICSI. The

Company’s Chairman and Chief Executive Officer (“CEO”), Jimmy S.M. Lee, and Hide L. Tanigami, a director of the Company, are directors of ICSI. At September 30, 2004, the Company had an accounts receivable balance from ICSI of approximately $646,000. The Company purchases goods and contract manufacturing services from ICSI. For the year ended September 30, 2004, purchases of goods and services were approximately $3,720,000. The Company also pays ICSI certain product development costs, license fees and royalties. For fiscal 2004, these charges totaled approximately $1,336,000. At September 30, 2004, the Company had an accounts payable balance to ICSI of approximately $782,000.

In the first quarter of fiscal 2004, the Company sold approximately $2,053,000 of memory products to Marubun USA Corporation (“Marubun USA”). Hide L. Tanigami, a director of the Company, is the president and chief executive officer of Marubun USA. Effective January 1, 2004, the Company no longer sells products to Marubun USA, but to Marubun Japan. At September 30, 2004, the Company had no accounts receivable balance from Marubun USA.

The Company purchases goods from SMIC in which the Company has less than a 2% ownership interest. The Company’s Chairman and CEO, Jimmy S.M. Lee, was a director of SMIC until March 2004. Lip-Bu Tan, a director of the Company, has been a director of SMIC since January 2002. For the year ended September 30, 2004, purchases of goods from SMIC were approximately $38,799,000. At September 30, 2004, the Company had an accounts payable balance to SMIC of approximately $2,653,000.

Lip-Bu Tan, a director of the Company, has been a director of Flextronics since April 3, 2003. For the year ended September 30, 2004, the Company sold approximately $4,249,000 of memory products to Flextronics. At September 30, 2004, the Company had an accounts receivable balance from Flextronics of approximately $1,861,000. The Company had been doing business with Flextronics prior to Mr. Tan joining the board of directors of Flextronics. The Company has determined that Mr. Tan did not have a direct or indirect material interest in the Company’s transactions with Flextronics and that the Company’s transactions with Flextronics are not material to Mr. Tan’s status as an independent director.

The Company provides manufacturing support services to Signia Technologies (“Signia”) in which the Company currently has approximately a 66% ownership interest. The Company’s Chairman and CEO, Jimmy S.M. Lee, is a director of Signia. For the year ended September 30, 2004, the Company provided services to Signia of approximately $2,799,000. At September 30, 2004, the Company had an accounts receivable balance from Signia of approximately $935,000.

CODE OF BUSINESS CONDUCT AND ETHICS

In January 2004, the Company adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all directors and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The full text of the Code is published on the Company’s website at www.issi.com. The Company intends to disclose future amendments to certain provisions of the Code, or waivers of such provisions granted to executive officers, on the Company’s website within four business days following the date of such amendment or waiver.

OTHER MATTERS

The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors of the Company may recommend.

THE BOARD OF DIRECTORS

Santa Clara, California

January 4, 2005

APPENDIX A

INTEGRATED SILICON SOLUTION, INC.

1993 EMPLOYEE STOCK PURCHASE PLAN

(as amended through February 27, 2004)

The following constitute the provisions of the 1993 Employee Stock Purchase Plan of Integrated Silicon Solution, Inc.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. Definitions.

(a)	“Affiliate Employee” shall mean any Employee who is an officer or director of the Company.

(b)	“Board” shall mean the Board of Directors of the Company.

(c)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)	“Common Stock” shall mean the Common Stock of the Company.

(e)	“Company” shall mean Integrated Silicon Solution, Inc., and any Designated Subsidiary of the Company.

(f)	“Compensation” shall mean all base straight time gross earnings, including commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and other compensation.

(g)	“Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(h)	“Employee” shall mean any individual who is an employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

(i)	“Enrollment Date” shall mean the first day of each Offering Period.

(j)	“Exercise Date” shall mean the last day of each Purchase Period.

(k)	“Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(l)	“Non-Affiliate Employee” shall mean any Employee who is not an officer or director of the Company.

(m)	“Offering Period” shall mean, for Non-Affiliate Employees, the period of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after February 1 and August 1 of each year and terminating on the last Trading Day in the period ending twenty-four (24) months later. For Affiliate Employees, Offering Period shall mean the period of approximately twelve (12) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after February 1 or August 1 of each year and terminating on the last Trading Day in the period ending twelve (12) months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

(n)	“Plan” shall mean this Employee Stock Purchase Plan.

(o)	“Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

(p)	“Purchase Period” shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date.

(q)	“Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(r)	“Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(s)	“Trading Day” shall mean a day on which national stock exchanges and the NASDAQ System are open for trading.

3. Eligibility.

(a)	Any Employee (as defined in Section 2(h)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

(b)	Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after February 1 and August 1 each year, or on such other dates as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement and termination dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5. Participation.

(a)	An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office prior to the applicable Enrollment Date.

(b)	Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6. Payroll Deductions.

(a)	At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant’s Compensation during said Offering Period.

(b)	All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c)	A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d)	Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the “Current Purchase Period”) that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(e)	At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an

Employee be permitted to purchase during each Purchase Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company’s Common Stock on the Enrollment Date (except if there is only one Purchase Period in a calendar year, in which case the dollar limit in the preceding equation shall be $25,000 instead of $12,500), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

10. Withdrawal; Termination of Employment.

(a)	A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b)	Upon a participant’s ceasing to be an Employee (as defined in Section 2(h) hereof), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant’s option will be automatically terminated.

11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

12. Stock.

(a)	The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be two million eight hundred fifty thousand (2,850,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b)	The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(c)	Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

13. Administration.

(a)	Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

(1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

(2) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

(b)	Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision (“Rule 16b-3”) provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not “disinterested” as that term is used in Rule 16b-3.

14. Designation of Beneficiary.

(a)	A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)	Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a)	Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

(c)	Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the “New Exercise Date”) or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Periods as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19. Amendment or Termination.

(a)	The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b)	Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect until February 2, 2015 unless sooner terminated under Section 19 hereof.

23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

24. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

APPENDIX B

INTEGRATED SILICON SOLUTION, INC.

1995 DIRECTOR STOCK OPTION PLAN

(AS AMENDED OCTOBER 29, 1998)

1. Purposes of the Plan. The purposes of this 1995 Director Stock Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board. All options granted hereunder shall be nonstatutory stock options.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” means the Common Stock of the Company.

(d) “Company” means Integrated Silicon Solution, Inc., a Delaware corporation.

(e) “Continuous Status as a Director” means the absence of any interruption or termination of service as a Director.

(f) “Director” means a member of the Board.

(g) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(j) “Option” means a stock option granted pursuant to the Plan.

(k) “Optioned Stock” means the Common Stock subject to an Option.

(l) “Optionee” means an Outside Director who receives an Option.

(m) “Outside Director” means a Director who is not an Employee.

(n) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(o) “Plan” means this 1995 Director Stock Option Plan.

(p) “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(q) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 125,000 Shares of Common Stock (the “Pool”). The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4. Administration and Grants of Options under the Plan.

(a) Procedure for Grants. The provisions set forth in this Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii) Each Outside Director shall be automatically granted an Option (the “First Option”) to purchase 10,000 Shares (adjusted as provided in Section 10(a) hereof) on the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that no First Option shall be granted hereunder to a person who was a Director and who has become an Outside Director as a result of such person no longer being employed by the Company.

(iii) Each Outside Director shall be automatically granted an Option (a “Subsequent Option”) to purchase 2,500 shares (adjusted as provided in Section 10(a) hereof) on the date on which such person is re-elected by the stockholders of the Company as an Outside Director; provided, however, that no Option shall be granted hereunder to an Outside Director who is re-elected within six months of being appointed or elected to the Board.

(iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, no Options shall be exercisable before the Company has obtained stockholder approval of the Plan in accordance with Section 16.

(v) The terms of a First Option granted hereunder shall be as follows:

(A)	the term of the First Option shall be ten (10) years.

(B)	the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

(C)	the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option.

(D)	the First Option shall become exercisable as to one-twelfth of the Shares subject to the First Option one month from its date of grant, and as to an additional one-twelfth of the Shares subject to the First Option each month thereafter, provided that the Optionee remains an Outside Director as of the end of each one month period, so that one year from its date of grant the First Option shall be fully vested.

(vi) The terms of a Subsequent Option granted hereunder shall be as follows:

(A)	the term of a Subsequent Option shall be ten (10) years.

(B)	a Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

(C)	the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of a Subsequent Option.

(D)	a Subsequent Option shall become exercisable as to one-twelfth of the Shares subject to such Option one month from its date of grant, and as to an additional one-twelfth of the Shares subject to such Option each month thereafter, provided that the Optionee remains an Outside Director as of the end of each one month period, so that one year from its date of grant a Subsequent Option shall be fully vested.

(vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the number of Shares in the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

6. Term of Plan. The Plan shall become effective upon the date that the Company’s registration statement on Form S-1 for the purpose of effecting the initial public offering of the Common Stock becomes effective under the Securities Act of 1933, as amended (the “Securities Act”). It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (7) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; (8) any combination of the foregoing methods of payment, (9) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California corporation law).

8. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify Plan transactions, and other transactions by Outside Directors that otherwise could be matched with Plan transactions, for the maximum exemption from Section 16 of the Exchange Act.

(c) Termination of Continuous Status as a Director. In the event an Optionee’s Continuous Status as a Director terminates (other than upon the Optionee’s death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(d) Disability of Optionee. In the event Optionee’s Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(e) Death of Optionee. In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, in a transaction or series of transactions whereby the stockholders of the Company hold less than a majority of the outstanding capital stock of the surviving or successor entity, each outstanding Option shall become fully vested and exercisable, including as to Shares that would not otherwise be exercisable. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option shall terminate upon the expiration of such thirty (30) day period.

11. Amendment and Termination of the Plan.

(a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

INTEGRATED SILICON SOLUTION, INC.

Proxy

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints JIMMY S.M. LEE and GARY L. FISCHER, jointly and severally, proxies, with full power of substitution, to vote all shares of Common Stock of Integrated Silicon Solution, Inc., a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Silicon Valley Capital Club, Fairmont Plaza, 50 West San Fernando, 17th Floor, San Jose, California, on February 4, 2005, at 3:00 p.m., local time, or any adjournment thereof. The proxies are being directed to vote as specified below or, if no specification is made, FOR the election of directors, FOR the proposal to amend the Company’s 1993 Employee Stock Purchase Plan, FOR the proposal to amend the Company’s 1995 Director Stock Option Plan, FOR the appointment of Ernst & Young LLP as independent auditors, and in accordance with their discretion on such other matters that may properly come before the meeting.

The directors recommend a FOR vote on each item.

(Continued and to be signed on reverse side.)

		FOR all nominees listed (except as withheld)	WITHHELD AUTHORITY to vote for nominees listed			FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS (Instruction: To withhold authority to vote for any individual nominees, strike that nominee’s name below.)	☐	☐	2.	Proposal to amend the Company’s 1993 Employee Stock Purchase Plan to increase the number of shares available for issuance thereunder by 800,000 shares to an aggregate of 3,650,000 shares:	☐	☐	☐

	Nominees: Jimmy S.M. Lee Gary L. Fischer Ping K. Ko	Lip-Bu Tan Hide L. Tanigami Bruce A. Wooley		3.	Proposal to amend the Company’s 1995 Director Stock Option Plan to increase the number of shares available for issuance thereunder by 100,000 shares to an aggregate of 225,000 shares and to extend the termination date of the plan from February 2, 2005 to February 2, 2015:	☐	☐	☐

				4.	Proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the 2005 fiscal year:	☐	☐	☐

						YES	NO
					I plan to attend the Meeting:	☐	☐

Signature(s)	Date

(Signature(s) must be exactly as name(s) appear on this Proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the names of more than one person, each should sign this Proxy.)